                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K/A

                                Amendment No. 1

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 9, 1998


                               WEEKS CORPORATION
            (Exact name of registrant as specified in its charter)

        Georgia                  011-13254                   58-1525322
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

                   4497 Park Drive, Norcross, Georgia 30093
                   ----------------------------------------
         (Address of principal executive offices, including zip code)


                                (770) 923-4076
                                --------------
             (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements of Business Acquired

              The financial statements required by Item 7(a)(3) relating to the acquisition of the Beacon Centre Acquisition Property described in Item 2 of Form 8-K of Weeks Corporation (the "Company") dated January 9, 1998 are attached hereto as Exhibit A and incorporated herein by this reference.

         (b)  Pro Forma Financial Information

              The unaudited pro forma financial information required by Item 7(b) relating to the Beacon Centre Acquisition Property described in Item 2 of Form 8-K of Weeks Corporation dated January 9, 1998 is attached hereto as Exhibit B and incorporated herein by this reference.

         (c)  Exhibits

                 Exhibit
                   No.    Description
               --------------------------------------------------------------

                    A    Financial statements required by Item 7(a)(3).

                    B    Pro forma financial information required by Item 7(b).

                  23.1   Consent of Independent Auditors

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                WEEKS CORPORATION
                                Registrant


Date:  February 17, 1998        /s/ David P. Stockert
                                --------------------------
                                 David P. Stockert
                                 Senior Vice President and
                                 Chief Financial Officer

                               Index to Exhibits

  Exhibit    Description                                                Page
  -------    -----------                                                ----

     A       Financial statements required by Item 7(a)(3)               5

     B       Pro forma financial information required by Item 7(b)       10

   23.1      Consent of Independent Auditors                             18